EXECUTION VERSION

INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT

INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT (this “Agreement”) dated as of February 24, 2011 relating to the Third Amended and Restated Credit Agreement dated as of August 26, 2010 (as heretofore amended or modified, the “Credit Agreement”) among Charles River Laboratories International, Inc. (the “Parent Borrower”), Charles River Nederland B.V., the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Bank of America, N.A., as Syndication Agent and the other agents party thereto.

RECITALS:

WHEREAS, the Parent Borrower has, by notice to the Administrative Agent dated February 18, 2011 delivered pursuant to Section 2.24 of the Credit Agreement (the “Notice”) (a copy of which notice has been delivered to the Lenders and is attached as Exhibit A hereto), requested Incremental Term Loans in an aggregate principal amount of $150,000,000.

WHEREAS, each financial institution identified on the signature pages hereto as an “New Incremental Term Lender” (each, a “New Incremental Term Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of such Incremental Term Loans and to become, if not already, a Lender for all purposes under the Credit Agreement.

WHEREAS, the Borrowers wish to amend (the “Amendment”) the Credit Agreement with the consent of the Required Lenders in the manner set forth below in Section 5 to (i) reset the amount of Incremental Facilities potentially available to the Borrowers to the amount potentially available prior to the funding of the Incremental Term Loans contemplated hereby, (ii) modify the Leverage Ratio covenant contained in Section 6.11 of the Credit Agreement and (iii) make certain other amendments to the Credit Agreement as herein provided.

The parties hereto therefore agree as follows:

SECTION 1.  Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2.  Incremental Term Loans.  (a) Subject to and upon the terms and conditions set forth herein, each New Incremental Term Lender party hereto severally agrees to make, on the Incremental Facility Closing Date (as defined below), a single term loan (each, a “2011 Incremental Term Loan”) in dollars to the Parent Borrower in an amount equal to the commitment amount set forth next to such New Incremental Term Lender’s name in Schedule 1 hereto under the caption “2011 Incremental Term Loan Commitment”; provided that the 2011 Incremental Term Loans shall constitute the same Class of Term Loans under the Credit Agreement as the Term Loans made prior to the date hereof; provided, further, that on the Incremental Facility Closing Date (as defined below) the Parent Borrower shall pay an upfront fee to the Administrative Agent for the account of each New Incremental Term Lender equal to 0.30% of the aggregate principal amount of the commitments in respect of the 2011 Incremental Term Loans held by such New Incremental Term Lender as of the Incremental Facility Closing Date.  The 2011 Incremental Term Loans shall be “Loans”, “USD Term Loans”, “Term Loans” and “Incremental Term Loans” for all purposes of the Credit Agreement and the other Loan Documents.  The 2011 Incremental Term Loans may be repaid or prepaid in accordance with the provisions of the Credit Agreement and this Agreement, but once repaid or prepaid may not be reborrowed.

(b)           Use of Proceeds.  The 2011 Incremental Term Loans shall be used solely (i) to pay fees and expenses related to the establishment of the Incremental Term Loans, this Agreement and the Amendment, (ii) to finance the purchase or redemption in one or more transactions of securities of Charles River Laboratories International, Inc. held by its shareholders and (iii) for general corporate purposes of the Parent Borrower and its subsidiaries.

SECTION 3.  Applicable Margin.  The “Applicable Rate” for each 2011 Incremental Term Loan shall be as set forth in the definition of “Applicable Rate” in the Credit Agreement.

SECTION 4.  Repayment of 2011 Incremental Term Loans.  The Parent Borrower agrees to repay to the Administrative Agent, for the benefit of each Lender of 2011 Incremental Term Loans, the 2011 Incremental Loans in accordance with Section 2.03 of the Credit Agreement; provided that with regard to such 2011 Incremental Term Loans the “Installment” dates and corresponding “Applicable

Percentage” referenced in Section 2.03 of the Credit Agreement shall be as set forth below:

Installment	Applicable Percentage
March 31, 2011	1.25%
June 30, 2011	1.25%
September 30, 2011	2.50%
December 31, 2011	2.50%

March 31, 2012	2.50%
June 30, 2012	2.50%
September 30, 2012	3.75%
December 31, 2012	3.75%

March 31, 2013	3.75%
June 30, 2013	3.75%
September 30, 2013	5.00%
December 31, 2013	5.00%

March 31, 2014	5.00%
June 30, 2014	5.00%
September 30, 2014	12.50%
December 31, 2014	12.50%

March 31, 2015	12.50%
June 30, 2015	15.00%

SECTION 5.   Existing Required Lender Amendment.  Immediately prior to the making of the 2011 Incremental Term Loans, the Borrowers and the Required Lenders  (as defined under the Credit Agreement immediately prior to the effectiveness of this Agreement),  party hereto hereby agree to amend the Credit Agreement as follows:

(a)           Amendment of Incremental Amount Definition.  The definition of “Incremental Amount” contained in Section 1.01 of the Credit Agreement shall be amended to replace “$250,000,000” therein with “$400,000,000”.

(b)           Amendment of Section 6.04.  Section 6.04 of the Credit Agreement shall be amended by: (i) deleting the “and” at the end of clause (j), (ii) replacing the “.” at the end of clause (k) with “; and”, (iii) adding the phrase “minus the amount of investments in excess of $20,000,000 made in reliance on Section 6.04(l) below” immediately after “$100,000,000” in Section 6.04(i) and (iv) adding a new clause (l) to read as follows:

(l)  the Guaranty by Charles River Laboratories, Inc. of certain lease payment obligations of Charles River Clinical Services Northwest Inc. (“CRCSN”) (f/n/a Northwest Kinetics, Inc.) (or any successor lessee) under a lease dated April 1, 2005, as amended from time to time, by and between Pacific Avenue Professional Plaza, LLC and Outrigger Apartments, L.L.C. (together “Lessor”) and CRCSN; provided that to the extent the aggregate liability under such Guaranty exceeds $20,000,000 such excess shall be treated as an investment made in reliance on Section 6.04(i) above to the extent an investment in the amount of such excess would then be permitted under such Section 6.04(i).

(c)           Amendment of Section 6.11.  Section 6.11 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Leverage Ratio.  The Consolidated Entities will not permit the Leverage Ratio as determined as of the end of each fiscal quarter of the Consolidated Entities to be greater than 4.00 to 1.00; provided that such ratio shall be (a) 3.50 to 1.00 with respect to the second and third fiscal quarters ending in 2012 and (b) 3.25 to 1.00 with respect to the fourth fiscal quarter ending in 2012 and each fiscal quarter thereafter.”

SECTION 6   Representations of the Borrowers. The Borrowers represent and warrant that:

(a)           each of the representations and warranties made by any Loan Party contained in the Credit Agreement or in the other Loan Documents is true and correct in all material respects (if not qualified as to materiality or Material Adverse Effect) or in any respect (if so qualified) on and as of the Incremental Facility Closing Date (as defined below) after giving effect hereto and to any extension of credit requested to be made on the Incremental Facility Closing Date with the same effect as though such representations and warranties had been made on and as of such date;

(b)           no Default or Event of Default has occurred and is continuing on and as of the Incremental Facility Closing Date after giving effect hereto and to any extension of credit requested to be made on the Incremental Facility Closing Date;

(c)           each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and the other Loan Documents as modified hereby. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such as have been obtained or made and are in full force and effect or to the extent failure to obtain such authorization or consent or to take such action could not reasonably be expected to result in a Material Adverse Effect.  This Agreement has been duly executed and delivered on behalf of each Loan Party.  This Agreement constitutes, and each other Loan Document as modified hereby constitutes, a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d)           the execution, delivery and performance of this Agreement and the other Loan Documents as modified hereby (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or those which the failure to obtain or make could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Consolidated Entity or any order or decree of any Governmental Authority binding on or affecting any Consolidated Entity where such violation of such order or decree, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Consolidated Entity or any of its assets, or give rise to a right thereunder to require any payment to be made by any Consolidated Entity, where such violation or result, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any Consolidated Entity, except pursuant to the terms of any Loan Document; and

(e)           after giving effect to the Amendment and the 2011 Incremental Term Loans, the aggregate amount of the Incremental Term Loans and Incremental Revolving Commitment Increases does not exceed the amount of Incremental Term Loans and Incremental Revolving Credit Increases permitted under Section 2.24 of the Credit Agreement.

SECTION 7.  Conditions.  This Agreement shall become effective as of the first date (the “Incremental Facility Closing Date”) when each of the following conditions shall have been satisfied:

(a)           the Administrative Agent shall have received from the Required Lenders an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;.

(b)           the Administrative Agent shall have received from the Borrowers and each other Loan Party, each New Incremental Term Lender and the Administrative Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(c)           each of the representations and warranties made by any Loan Party contained in Section 6 above shall be true and correct on and as of the Incremental Facility Closing Date after giving effect hereto and to any extension of credit requested to be made on the Incremental Facility Closing Date with the same effect as though such representations and warranties had been made on and as of such date;

(d)           the Parent Borrower and its Subsidiaries are in compliance with Sections 6.10 and 6.11 on a pro forma basis after giving effect to the 2011 Incremental Term Loans and the application of proceeds therefrom as if made and applied on the date hereof;

(e)           no Default or Event of Default shall have occurred and be continuing or shall result from the borrowing of the 2011 Incremental Term Loans;

(f)           the Administrative Agent shall have received a certificate, dated the Incremental Facility Closing Date and signed by the president or chief financial officer or treasurer of the parent Borrower, confirming the accuracy of the representations and warranties set forth in Section 6 above and confirming the satisfaction of the conditions in clause (e) above;

(g)           the Parent Borrower and its Subsidiaries shall be solvent on a consolidated basis after giving effect to the Borrowing of the 2011 Incremental Term Loans and the Administrative Agent shall have received a certificate from the chief financial officer or treasurer of the Parent Borrower, substantially in the form of the solvency certificate delivered by the Parent Borrower on the Closing Date (with such modifications as may be agreed between the Parent Borrower and the Administrative Agent);

(h)           the Administrative Agent shall have received, for the ratable benefit of each Lender (as defined under the Credit Agreement immediately prior to the effectiveness of this Agreement) that consents in a timely manner to the Amendment, a consent fee equal to 0.05% of (a) the outstanding principal amount of such Lender’s Term Loans immediately prior to the making of the 2011 Incremental Term Loans and (b) such Lender’s Revolving Commitment;

(i)           the Administrative Agent shall have received all fees and other amounts due and payable by the Borrowers on the Incremental Facility Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) under the Credit Agreement;

(j)           the Administrative Agent shall have received such certificates, resolutions or other documents of the Loan Parties as the Administrative Agent may reasonably require in connection herewith, including all documents and certificates it may reasonably request relating to (i) the organization, existence and good standing of each Loan Party, (ii) the corporate or other authority for and validity of this Agreement and (iii) the incumbency of the officers of each Loan Party executing this Agreement, and other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent;

(k)           the Administrative Agent shall have received a written opinion of (i) Davis Polk & Wardwell LLP, counsel to the Parent Borrower and its Subsidiaries, (ii) David Johst, General Counsel for the Consolidated Entities and (iii) NautaDutilh N.V., special Dutch counsel, each dated the Incremental Facility Closing Date and in form and substance reasonably satisfactory to the Administrative Agent; the Borrowers hereby request such counsel to deliver such opinions;

(l)           the Administrative Agent shall have received, sufficiently in advance of the Incremental Facility Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act that has been reasonably requested by the Administrative Agent or the New Incremental Term Lenders a reasonable time in advance of the Incremental Facility Closing Date; and

(m)           the Administrative Agent shall have received a notice of borrowing with respect to the 2011 Incremental Term Loans meeting the requirements of Section 2.02 of the Credit Agreement.

SECTION 8.  Acknowledgment of New Incremental Term Lenders.  Each New Incremental Term Lender expressly acknowledges that neither any of the Administrative Agent, the Syndication Agent, the Co-Documentation Agents nor any Related Party of any of the foregoing (each an “Agent”) have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any New Incremental Term Lender.  Each New Incremental Term Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to provide its 2011 Incremental Term Loans hereunder and enter into this Agreement.  Each New Incremental Term Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Each New Incremental Term Lender hereby (a) confirms that it has received a copy of the Credit Agreement and each other Loan Document and such other documents and information as it deems appropriate to make its decision to enter into this Agreement, (b) agrees that it shall be bound by the terms of the Credit Agreement as a Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (c) irrevocably designates and appoints the Agents as the agents of such New Incremental Term Lender under the Credit Agreement and the other Loan Documents, and each New Incremental Term Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to such Agent by the terms of the Credit Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto and (d) specifies as its lending office and address for notices the offices set forth on the administrative questionnaire provided by it to the Administrative Agent prior to the date hereof.

SECTION 9.  Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 10.  Confirmation of Guarantees and Security Interests.  By signing this Agreement, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the 2011 Incremental Term Loans contemplated by this Agreement) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Guarantee Agreement, the Security Documents and the other Loan Documents, (ii) constitute Obligations for purposes of the Credit Agreement, the Guarantee Agreement, the Security Agreement, the Pledge Agreement and all other Security Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Guarantee Agreement, the Security Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (iv) each New Incremental Term Lender shall be a “Secured Party” and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents.  Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 11.  Credit Agreement Governs.  Except as set forth in this Agreement, the 2011 Incremental Term Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents that apply to “Loans”, “Term Loans”, “USD Term Loans” and “Incremental Term Loans” thereunder.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 12.  Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 13.  Miscellaneous.  This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.  The Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (including reasonable fees and expenses of Simpson Thacher & Bartlett LLP).  The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein.  To the extent required by the Credit Agreement, the Borrowers and the Administrative Agent hereby consent to each New Incremental Term Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement on the Incremental Facility Closing Date.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as the date first above written.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

By:	/s/ Thomas F. Ackerman
	Name:	Thomas F. Ackerman
	Title:	Corporate Executive Vice President and Chief Financial Officer

CHARLES RIVER NEDERLAND B.V.

By:	/s/ R.H.W. Funnekotter
	Name:	R.H.W. Funnekotter
Title:

CHARLES RIVER LABORATORIES, INC.

By:	/s/ Thomas F. Ackerman
	Name:	Thomas F. Ackerman
	Title:	Corporate Executive Vice President and Chief Financial Officer

CHARLES RIVER LABORATORIES, INC.
MASSACHUSETTS BUSINESS TRUST

By:	/s/ Thomas F. Ackerman
	Name:	Thomas F. Ackerman
	Title:	Trustee

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JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ D. Scott Farquhar
	Name:	D. Scott Farquhar
	Title:	Vice President

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NEW INCREMENTAL TERM LENDER

JPMORGAN CHASE BANK, N.A., as New Incremental Term Lender

By:	/s/ D. Scott Farquhar
	Name:	D. Scott Farquhar
	Title:	Vice President

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NEW INCREMENTAL TERM LENDER

BANK OF AMERICA, N.A. as New Incremental Term Lender

By:	/s/ Lori Jou Egan
	Name:	Lori Jou Egan
	Title:	Vice President

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NEW INCREMENTAL TERM LENDER

RBS CITIZENS, NATIONAL ASSOCIATION, as New Incremental Term Lender

By:	/s/ R. Scott Haskell
	Name:	R. Scott Haskell
	Title:	Senior Vice President

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NEW INCREMENTAL TERM LENDER

SOCIETE GENERALE, as New Incremental Term Lender

By:	/s/ Ambrish Thalawala
	Name:	Ambish Thalawala
	Title:	Managing Director

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NEW INCREMENTAL TERM LENDER

WELLS FARGO BANK, NATIONAL ASSOCIATION, as New Incremental Term Lender

By:	/s/ Scott Santa Cruz
	Name:	Scott Santa Cruz
	Title:	Director

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NEW INCREMENTAL TERM LENDER

Sumitomo Mitsui Banking Corp., as New Incremental Lender

By:	/s/ Yasuhiko Imai
	Name:	Yasuhiko Imai
	Title:	Group Head

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NEW INCREMENTAL TERM LENDER

SUNTRUST BANK, as New Incremental Term Lender

By:	/s/ Dana Dhaliwal
	Name:	Dana Dhaliwal
	Title:	Director

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NEW INCREMENTAL TERM LENDER

TD BANK, N.A., as New Incremental Term Lender

By:	/s/ Jeremiah Hynes
	Name:	Jeremiah Hynes
	Title:	Managing Director

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NEW INCREMENTAL TERM LENDER

MIZUHO CORPORATE BANK, LTD., as New Incremental Term Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

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NEW INCREMENTAL TERM LENDER

KEYBANK NATIONAL ASSOCIATION, as New Incremental Term Lender

By:	/s/ Sukanya V. Raj
	Name:	Sukanya V. Raj
	Title:	Vice President & Portfolio Manager

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NEW INCREMENTAL TERM LENDER

DnB NOR Bank, ASA, as New Incremental Term Lender

By:	/s/ Geshu Sugandh
	Name:	Geshu Sugandh
	Title:	Vice President

By:	/s/ Phil Kurpiewski
	Name:	Phil Kurpiewski
	Title:	Senior Vice President

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NEW INCREMENTAL TERM LENDER

The Huntington National Bank, as New Incremental Term Lender

By:	/s/ Chad A. Lowe
	Name:	Chad A. Lowe
	Title:	Vice President

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NEW INCREMENTAL TERM LENDER

COMERCIA BANK, as New Incremental Term Lender

By:	/s/ Chris Rice
	Name:	Chris Rice
	Title:	Assistant Vice President

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NEW INCREMENTAL TERM LENDER

THE NORTHERN TRUST COMPANY, as New Incremental Term Lender

By:	/s/ Tamara M. Dowd
	Name:	Tamara M. Dowd
	Title:	Vice-President

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NEW INCREMENTAL TERM LENDER

PEOPLE’S UNITED BANK, as New Incremental Term Lender

By:	/s/ Matthew G. Modish
	Name:	Matthew G. Modish
	Title:	Senior Vice-President

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REQUIRED LENDER CONSENT

JPMORGAN CHASE BANK, as a Required Lender

By:	/s/ D. Scott Farquhar
	Name:	D. Scott Farquhar
	Title:	Vice-President

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REQUIRED LENDER CONSENT

BANK OF AMERICA, N.A., as a Required Lender

By:	/s/ Lori Jou Egan
	Name:	D. Scott Farquhar
	Title:	Vice-President

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REQUIRED LENDER CONSENT

RBS CITIZENS, NATIONAL ASSOCIATION, as a Required Lender

By:	/s/ R. Scott Haskell
	Name:	R. Scott Haskell
	Title:	Senior Vice-President

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REQUIRED LENDER CONSENT

Societe Generale as a Required Lender

By:	/s/ Ambrish Thanawala
	Name:	Ambrish Thanawala
	Title:	Managing Director

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REQUIRED LENDER CONSENT

SUMITOMO MITSUI BANKING CORP, as a Required Lender

By:	/s/ Yasuhiko Imai
	Name:	Yasuhiko Imai
	Title:	Group Head

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REQUIRED LENDER CONSENT

SunTrust Bank, as a Required Lender

By:	/s/ Dana Dhaliwal
	Name:	Dana Dhaliwal
	Title:	Director

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REQUIRED LENDER CONSENT

TD Bank, NA, as a Required Lender

By:	/s/ Jeremiah Hynes
	Name:	Jeremiah Hynes
	Title:	Managing Director

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REQUIRED LENDER CONSENT

Mizuho Corporate Bank, as a Required Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

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REQUIRED LENDER CONSENT

U.S. Bank, National Association as a Required Lender

By:	/s/ Jennifer Hwang
	Name:	Jennifer Hwang
	Title:	Vice President

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REQUIRED LENDER CONSENT

KEYBANK NATIONAL ASSOCIATION, as a Required Lender

By:	/s/ Sukanya V. Raj
	Name:	Sukanya V. Raj
	Title:	Vice President

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REQUIRED LENDER CONSENT

DnB NOR Bank, ASA as a Required Lender

By:	/s/ Geshu Sugandh
	Name:	Sukanya V. Raj
	Title:	Vice President

By:	/s/ Phil Kurpiewski
	Name:	Phil Kurpiewski
	Title:	Senior Vice President

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REQUIRED LENDER CONSENT

The Huntington National Bank as a Required Lender

By:	/s/ Chad A. Lowe
	Name:	Chad A. Lowe
	Title:	Vice President

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REQUIRED LENDER CONSENT

SOVEREIGN BANK as a Required Lender

By:	/s/ Karen Ng
	Name:	Karen Ng
	Title:	Senior Vice President

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REQUIRED LENDER CONSENT

COMERCIA BANK, as a Required Lender

By:	/s/ Chris Rice
	Name:	Chris Rice
	Title:	Assistant Vice President

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REQUIRED LENDER CONSENT

FIFTH THIRD BANK, as a Required Lender

By:	/s/ Joshua N. Livingston
	Name:	Joshua N. Livingston
	Title:	Officer

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REQUIRED LENDER CONSENT

RAYMOND JAMES BANK, FSB as a Required Lender			,

By:	/s/ Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Vice President

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REQUIRED LENDER CONSENT

People’s United Bank as a Required Lender

By:	/s/ Matthew G. Modish
	Name:	Matthew G. Modish
	Title:	Senior Vice President

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REQUIRED LENDER CONSENT

The Northern Trust Company, as a Required Lender

By:	/s/ Tamara M. Dowd
	Name:	Tamara M. Dowd
	Title:	Vice President

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